                                                                    EXHIBIT 10.8

                          FIRST AMENDMENT TO SUBLEASE


     THIS FIRST AMENDMENT TO SUBLEASE (the "Amendment") is made as of December 14, 1999 between Applied Materials, Inc., a Delaware corporation
("Sublandlord") and Vitria Technology, Inc., a California corporation ("Subtenant").

                                    RECITALS

      A. Sublandlord and Subtenant have entered into that certain Sublease dated as of April 6, 1999, for Premises commonly known as 945 Stewart Drive, Sunnyvale, California.

      B. Sublandlord and Subtenant desire to amend the Sublease to add to the Premises subject thereto that certain building commonly known as 940 Stewart Drive, Sunnyvale, California.

      NOW THEREFORE, Sublandlord and Subtenant agree to amend the Sublease as provided herein.

1.  Amendment to Initial Paragraph.  The third sentence of the first grammatical
    -------------------------------
paragraph of the text of the Sublease shall be amended to read as follows:

          "Premises" or "Building" means the building or buildings subject to this Sublease as provided herein; for the period from the Effective Date of the Sublease through December 14, 1999, Premises or Building means the building designated 945 Stewart Drive, Sunnyvale, California ("Building C"); for the period December 15, 1999 through August 31, 2003, Premises or Building means Building C and the building designated 940 Stewart Drive, Sunnyvale, California ("Building F"); and for the period September 1, 2003 through October 5, 2007, Premises or Building means Building F.

2.  Amendment to Schedule.  The Schedule shall be amended to read as follows:
    ----------------------

          1.   Subtenant:  Vitria Technology, Inc.

          2. Premises: From August 1, 1999 to December 14, 1999, 945 Stewart Drive, Sunnyvale, California ("Building C"), as shown in Exhibit
                                                                        -------
               A attached hereto; from December 15, 1999, through August 31,
               -
               2003, Building C and 940 Stewart Drive, Sunnyvale, California ("Building F") as shown on Exhibit A attached hereto; from
                                          ---------
               September 1, 2003 to October 5, 2007, Building F.

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          3.   Rentable Square Footage of the Premises: Building C, 63,781
               square feet; Building F, 44,702 square feet.

          4. Subtenant's Proportionate Share: Building C: 100% for Operating Costs and Taxes allocated to Building C, and 14.97% for Operating Costs and Taxes charged to the Project but not allocated to specific Buildings by Landlord.

               Building F: 100% for Operating Costs and Taxes allocated to Building F, and 10.49% for Operating Costs and Taxes charged to the Project but not allocated to specific Buildings by Landlord.

          5. Lease Deposit: Building C: $83,135.10 paid upon execution of the Sublease, representing advance payment of the first month's rent ("Advance Rent Deposit"), plus a security deposit in cash in the
                                        ----
               amount of twice the last month's rent delivered upon execution of the Sublease ($283,733.10).

               Building F: $55,875 due on December 15, 1999 (one month's rent prorated) plus a security deposit in cash in the amount of twice
                         ----
               the last month's rent ($274,889.10) ("Security Deposit").

          6. Permitted Use: Office; storage and shipping of equipment and parts; assembly (using parts manufactured elsewhere), repair and testing of machinery and equipment; research, testing and demonstration laboratory; and ancillary uses permitted under applicable laws.

          7.   Subtenant's Real Estate Broker for this Lease: CB Richard Ellis.

          8. Sublandlord's Real Estate Broker for this Lease: Wayne Mascia Associates.

          9. Tenant Improvement Allowance: For Building C, $1,594,525.00 Base Allowance plus an Additional Allowance of up to $637,810.00; for Building F, none.

          10. Commencement Date: For Building C, August 1, 1999; See Paragraph 1.A. For Building F, December 15, 1999.

          11. Term: Commencing on the Commencement Date for each Building and expiring on August 31, 2003, for Building C and October 5, 2007 for Building F ("Termination Date").

          12.  Guarantor:  None.

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          13.  Base Rent:

                         Months                  Base Rent
                         ------                  ---------
               Aug. 1999 - Dec. 15, 1999        $ 85,135.50
               Dec. 15, 1999 - Jan. 31, 2000    $196,890.50
               Feb. 1, 2000 - Jul. 31, 2000     $240,885.35
               Aug. 1, 2000 - Nov. 30, 2000     $244,074.40
               Dec. 1, 2000 - Jul. 31,2001      $247,427.05
               Aug. 1, 2001 - Nov. 30, 2001     $250,616.10
               Dec. 1, 2001 - Jul. 31, 2002     $254,069.33
               Aug. 1, 2002 - Nov. 30, 2002     $257,258.38
               Dec. 1, 2002 - Jul. 31, 2003     $260,815.21
               Aug. 1, 2003 - Aug. 31, 2003     $264,004.26
               Sept. 1, 2003 - Nov. 30, 2003    $122,117.71
               Dec. 1, 2003 - Nov. 30, 2004     $125,781.24
               Dec. 1, 2004 - Nov. 30, 2005     $129,554.67
               Dec. 1, 2005 - Nov. 30, 2006     $133,441.31
               Dec. 1, 2006 - Oct. 31, 2007     $137,444.55

          14. Master Lease: Lease dated September 9, 1997 between Applied Materials, Inc. as Tenant and CarrAmerica Realty Corporation as Landlord.

          15.  Landlord or Master Landlord:  CarrAmerica Realty Corporation.

3.  Amendment to Section 1. Section 1 of the Sublease shall be amended to read
    -----------------------
as follows:


          A.   Commencement Date.  The Commencement Date shall be the date
               ------------------
               established pursuant to this section, and the Sublease shall expire on the Termination Date set forth in the Schedule. Subject to Section 1 B below, the Commencement Date for Building C shall be the earliest occurring of the following:

               (i) The date of Substantial Completion of the Tenant Improvements, as such term is defined in the Work Letter Agreement attached hereto as Exhibit C ("Work Letter
                                                 ---------
                    Agreement"); or

               (ii) August 1, 1999.

               The Commencement Date for Building F shall be December 15, 1999.

4.  Amendment to Section 2.A. Section 2.A(2) shall be amended to read as
    -------------------------
follows:


          (2.) Operating Costs Share Rent in an amount equal to (a) $4,800.00
               --------------------------
               per Building annual management fee charged by Sublandlord, plus
               (b) Subtenant's Proportionate Share of

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               the Landlord Operating Costs for the applicable fiscal year of the Sublease, charged to Sublandlord by Landlord ("Landlord Operating Costs"). Operating Costs Share Rent shall be due monthly in advance in an estimated amount commencing with the Commencement Date, and thereafter on or before the first day of each month of the Term. Definitions of Landlord's Operating Costs and Subtenant's Proportionate Share, and the method for billing and payment of Operating costs Share Rent are set forth I Section 2B, 2C and 2D.

5.  Amendment to Section 3.A.  Section 3.A.(1) shall be amended to read as
    -------------------------
follows:

          (1)   The "Building Shell" shall mean the Building structure, exterior
                     --------------
                walls, glass, floor slab, utilities (phone, gas, electric, plumbing, fire, and water) to the Building, and roof, and shall include the parking lot, landscaping and the base for the street monument sign. Landlord is responsible for bringing phone, electrical, gas and plumbing service to the Building (i.e., stubbed but not distributed) and for installing the main fire sprinkler trunks (i.e., installed but not distributed or "dropped"). The Building Shell does not include any elevators, stairs, HVAC, roof screens or thermal insulation. Notwithstanding the foregoing, Landlord has installed all elevators, and Sublandlord has installed the improvements listed on Exhibit E (the "Shell Upgrades") in Building C and Building F
                   ---------
                and the additional items ("Base TI's") listed in Exhibit H in
                                                                 ---------
                Building F.

6.  Amendment to Section 3.B: Section 3.B shall be amended to read as follows:
    -------------------------

     B.        Construction of Interior Improvements.  Except for Sublandlord's
               --------------------------------------
               obligation to install the Tenant Improvements in Building C in accordance with the Work Letter Agreement, Sublandlord is leasing the Premises to Subtenant "as is" and subject to the warranties set forth in Section 3.A(2) above, without any obligation to alter, remodel, improve, or decorate any part of the Premises or Project. Sublandlord shall cause the Tenant Improvements to be completed in accordance with the terms, conditions and limitations set forth in the Work Letter Agreement. The Tenant Improvement Allowance shall be in the amount stated in the Schedule, subject to all terms and conditions of the Work Letter Agreement.

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7.   Amendment To Section 22.B.  Section 22.B shall be amended by amending the
     ---------------------------
first sentence thereof to read as follows:

     Upon execution of this Sublease, Subtenant deposited with Sublandlord the cash sum of two times the last month's Base Rent for Building C (Two Hundred Eighty-Three Thousand Seven Hundred Seventy-Three and 10/100ths Dollars ($283,773.10)) and on or before the Commencement Date for Building F Subtenant shall deposit with Sublandlord the cash sum of two times the last month's Base Rent for Building F (Two Hundred Seventy-Four Thousand Eight Hundred Eighty-Nine and 10/100ths Dollars ($274,889.10)) as a security deposit ("Security Deposit").

And by amending the last sentence to read as follows:

     If Subtenant performs all of Subtenant's obligations hereunder, the portion of the Security Deposit delivered with respect to each Building or so much thereof as had not theretofore been applied by Sublandlord shall be returned without payment of interest for its use to Subtenant (or, at Sublandlord's option, to the last assignee, if any, of Subtenant's interest hereunder) within ten (10) days after expiration of the term with respect to such Building or ten (10) days after the date Subtenant has vacated the Building, whichever is later.

8.  Affirmation.  Except as amended herein, the Sublease remains in full force
    ------------
and effect.



IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Sublease.


SUBLANDLORD:                             SUBTENANT:

APPLIED MATERIALS, INC.,                 VITRIA TECHNOLOGY, INC.,
A Delaware corporation                   A California corporation


By: /s/ A.M. FENFROCK                   By: /s/ PAUL R. AUVIL, III
   --------------------------------        ---------------------------------
Print Name:     A.M. FENFROCK           Print Name:  PAUL R. AUVIL, III
           ------------------------                -------------------------
Print Title: MANAGING DIRECTOR          Print Title:  Vice President, Finance
            -----------------------               and Chief Financial Officer







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